THE
                    Navigator
                      Class

                     OF THE

                   Legg Mason
                  Equity Funds

            Putting Your Future First

Growth
Navigator Class of Value Trust

Navigator Class of American Leading Companies Trust

Growth & Income
Navigator Class of Total Return Trust

Navigator Class of Balanced Trust

Aggressive Growth
Navigator Class of Special Investment Trust


                Prospectus
               July 31, 1996
      As Amended February 12, 1997

This wrapper is not part of the prospectus.


Addresses


Distributor:
      Legg Mason Wood Walker, Inc.
      111 South Calvert Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (bullet) 539 (bullet) 0000   800 (bullet) 822 (bullet) 5544


Authorized Dealer:
      Fairfield Group, Inc.
      200 Gibraltar Road
      Horsham, PA 19044


Transfer and Shareholder Servicing Agent:
      Boston Financial Data Services
      P.O. Box 953, Boston, MA 02103


Counsel:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Ave., N.W.
      Washington, DC 20036-1800


Independent Accountants/Auditors:
      Coopers & Lybrand L.L.P.
      217 East Redwood Street
      Baltimore, Maryland 21202

      Ernst & Young LLP
      One North Charles Street
      Baltimore, Maryland 21202



No person has been authorized to give any information or to make any representations not contained in this Prospectus or the State-ment of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.


[Legg Mason Logo]

      FUNDS

NAVIGATOR EQUITY FUNDS
PROSPECTUS
JULY 31, 1996
AS AMENDED FEBRUARY 12, 1997

LEGG MASON VALUE TRUST, INC.
LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TOTAL RETURN TRUST, INC.

LEGG MASON AMERICAN LEADING COMPANIES
TRUST, A SERIES OF LEGG MASON INVESTORS
TRUST, INC. LEGG MASON BALANCED TRUST,
A SERIES OF LEGG MASON INVESTORS TRUST, INC.

    Shares of Navigator Value Trust, Navigator Total Return Trust, Navigator Special Investment Trust, Navigator American Leading Companies and Navigator Balanced Trust (collectively referred to as ("Navigator Shares") represent separate classes ("Navigator Classes") of common stock in Legg Mason Value Trust, Inc. ("Value Trust"), Legg Mason Total Return Trust, Inc. ("Total Return Trust"), Legg Mason Special Investment Trust, Inc. ("Special Investment Trust"), Legg Mason American Leading Companies Trust ("American Leading Companies") and Legg Mason Balanced Trust ("Balanced Trust") (each separately referred to as a "Fund" and collectively referred to as the "Funds"), respectively.
    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients") and accounts of the customers with such Clients ("Customers") are referred to collectively as ("Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to The Legg Mason Profit Sharing Plan and Trust. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.
    SPECIAL INVESTMENT TRUST MAY INVEST UP TO 35% OF ITS NET ASSETS IN LOWER-RATED DEBT SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"), AND MAY INVEST UP TO 20% OF ITS TOTAL ASSETS IN THE SECURITIES OF COMPANIES INVOLVED IN ACTUAL OR ANTICIPATED RESTRUCTURINGS. BOTH TYPES OF INVESTMENTS INVOLVE AN INCREASED RISK OF PAYMENT DEFAULT AND/OR LOSS OF PRINCIPAL.
    SHARES OF SPECIAL INVESTMENT TRUST ARE NOT REGISTERED FOR SALE TO INVESTORS IN MISSOURI, AND THIS PROSPECTUS IS NOT AN OFFER TO INVESTORS RESIDING IN THAT STATE.
    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated July 31, 1996 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by this reference. The Statement of Additional Information is available without charge upon request from the distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the following page).
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
    Navigator Shares are sold and redeemed without any purchase or redemption charge imposed by the Funds, although Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund will pay management fees to Legg Mason Fund Adviser, Inc., but Navigator Shares pay no distribution fees.
    VALUE TRUST is a diversified, open-end management investment company seeking long-term growth of capital. Value Trust invests principally in those equity securities which its investment adviser, Legg Mason Fund Adviser, Inc. ("Adviser" or "Manager"), believes are undervalued and therefore offer above-average potential for capital appreciation.
    TOTAL RETURN TRUST is a diversified, open-end management investment company seeking capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. In attempting to achieve this objective, the Adviser selects a diversified portfolio, composed of dividend-paying common stocks and securities convertible into common stock which, in the opinion of the Adviser, offer the potential for long-term growth; common stocks or securities convertible into common stock which do not pay current dividends but which offer prospects for capital appreciation and future income; and debt instruments of various maturities. Total Return Trust may write covered put and call options. Due to Total Return Trust's investment objective, however, investors should not expect capital appreciation comparable to funds devoted solely to growth, or income comparable to funds devoted to maximum current income.
    SPECIAL INVESTMENT TRUST is a diversified, open-end management investment company seeking capital appreciation. Special Investment Trust invests principally in equity securities of companies with market capitalizations of less than $2.5 billion which, in the opinion of the Adviser, have one or more of the following characteristics: they are not closely followed by, or are out of favor with, investors generally, and the Adviser believes they are undervalued in relation to their long-term earning power or asset values; unusual developments have occurred which suggest the possibility that the market value of the securities will increase; or they are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. Special Investment Trust also invests in the securities of companies with larger capitalizations which have one or more of these charac-teristics. Special Investment Trust may invest up to 35% of its assets in debt securities rated below investment grade.
    AMERICAN LEADING COMPANIES is a professionally managed portfolio seeking long-term capital appreciation and current income consistent with prudent investment risk. American Leading Companies is a separate series of Legg Mason Investors Trust, Inc. ("Investors Trust"), a diversified open-end management investment company. Under normal market conditions, American Leading Companies will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. The Fund's investment adviser, Legg Mason Capital Management, Inc. ("LMCM"), defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500").
    BALANCED TRUST is a professionally managed portfolio seeking long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. Balanced Trust is a separate series of the Investors Trust. Under normal conditions, Balanced Trust will invest no more than 75% of its assets in equity securities. The term "equity securities" includes, without limitation, common stocks, and convertible securities of domestic issuers, securities of closed-end investment companies and U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). Balanced Trust will invest at least 25% of its portfolio in fixed income securities.

            TABLE OF CONTENTS
                Expenses                                           3
                Financial Highlights                               4
                Performance Information                            8
                Investment Objectives and Policies                10
                How To Purchase and Redeem Shares                 20
                How Shareholder Accounts are
                  Maintained                                      21
                How Net Asset Value is Determined                 21
                Dividends and Other Distributions                 22
                Tax Treatment of Dividends and
                  Other Distributions                             22
                Shareholder Services                              23
                The Funds' Management and Investment Advisers     23
                The Funds' Distributor                            25
                Description of each Corporation/Trust
                  and its Shares                                  25

                          Legg Mason Wood Walker, Inc.
                            111 South Calvert Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544
2

EXPENSES
    The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. The expenses and fees set forth in the tables are based on average net assets and annual Fund operating expenses related to Navigator Shares of Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies for the year ended March 31, 1996. For Balanced Trust, which has no operating history prior to the date of this Prospectus, other expenses are based on estimates for the current fiscal period, and fees are adjusted for current expense limits and fee waiver levels.

ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES(A)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                             TOTAL     SPECIAL     AMERICAN
                    VALUE    RETURN   INVESTMENT    LEADING    BALANCED
                    TRUST    TRUST      TRUST      COMPANIES    TRUST

Management fees
 (after fee
 waivers)            0.77%    0.75%      0.82%        0.50%      0.50%
12b-1 fees           None     None       None         None       None
Other expenses       0.05%    0.19%      0.06%        0.45%      0.60%
Total operating
 expenses (after
 fee waivers)        0.82%    0.94%      0.88%        0.95%      1.10%

(A) The Manager has voluntarily agreed to waive the management fee and assume certain other expenses to the extent necessary to limit total operating expenses relating to Navigator Shares (exclusive of taxes, brokerage commissions, interest and extraordinary expenses) as follows: for Total Return Trust and American Leading Companies, 0.95% of each Fund's average daily net assets indefinitely; and for Balanced Trust, 1.10% of average daily net assets until July 31, 1997. In the absence of such waivers, the management fee, other expenses and total operating expenses relating to Navigator Shares would have been as follows: for Total Return Trust, the same as described above; for American Leading Companies, 0.75%, 0.45% and 1.20% of average net assets; and for Balanced Trust, 0.75%, 0.60% and 1.35% of average net assets.

    For further information concerning the Funds' expenses, please see "The Funds' Management and Investment Advisers," page 23.

EXAMPLE
    The following examples illustrate the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the prior table, the Funds charge no redemption fees of any kind.
                          TOTAL       SPECIAL       AMERICAN
               VALUE      RETURN     INVESTMENT      LEADING      BALANCED
               TRUST      TRUST        TRUST        COMPANIES      TRUST

1 Year          $  8       $ 10         $  9          $ 10          $11
3 Years         $ 26       $ 30         $ 28          $ 30          $34
5 Years         $ 46       $ 52         $ 49          $ 53          N/A
10 Years        $101       $115         $108          $117          N/A

    This example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same over the time periods shown. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF, NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which the Manager waives its fees and reimburses all or a portion of each Fund's expenses and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.
                                                                               3

     FINANCIAL HIGHLIGHTS
         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. Navigator Shares pay no 12b-1 distribution fees and may pay lower transfer agency fees. The information for Primary Shares reflects the 12b-1 fees paid by that Class.
         The financial information in the tables that follow has been audited for Value Trust, Total Return Trust and Special Investment Trust by Coopers & Lybrand L.L.P., independent accountants and for American Leading Companies by Ernst & Young LLP, independent auditors. Each Fund's financial statements for the year ended March 31, 1996 and the report of Coopers & Lybrand L.L.P. or Ernst & Young LLP thereon are included in that Fund's annual report and are incorporated by reference in the Statement of Additional Information. The annual report for each Fund is available to shareholders without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.
         As of the date of this Prospectus, Balanced Trust has not issued any annual reports.

     VALUE TRUST(A)

                                                                   PRIMARY CLASS
Years Ended March 31,       1996        1995       1994       1993       1992       1991       1990       1989       1988
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period  $20.21     $18.50     $17.81     $15.69     $13.38     $14.19     $14.16     $12.14     $15.07
      Net investment
       income                  .19        .10        .08        .18        .25        .32        .33        .21        .21
      Net realized and
       unrealized gain
       (loss) on
       investments            8.00       1.70        .92       2.12       2.34       (.74)       .77       1.99      (1.54)
      Total from
       investment
       operations             8.19       1.80       1.00       2.30       2.59       (.42)      1.10       2.20      (1.33)
      Distributions to
       shareholders from:
       Net investment
        income                (.17)      (.05)      (.11)      (.18)      (.28)      (.36)      (.33)      (.18)      (.20)
       Net realized gain
        on investments       (1.24)      (.04)      (.20)        --         --       (.03)      (.74)        --      (1.40)
      Total distributions    (1.41)      (.09)      (.31)      (.18)      (.28)      (.39)     (1.07)      (.18)     (1.60)
      Net asset value,
       end of period        $26.99     $20.21     $18.50     $17.81     $15.69     $13.38     $14.19     $14.16     $12.14
      Total return(C)        42.09%      9.77%      5.65%     14.76%     19.53%     (2.88)%     7.74%     18.33%     (8.42)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average
       net assets:
       Expenses               1.82%(E)   1.81%(E)   1.82%(E)   1.86%(E)   1.90%(E)   1.90%(E)   1.86%(E)   1.96%(E)   1.97%(E)
       Net investment
        income                 0.8%       0.5%       0.5%       1.1%       1.7%       2.5%       2.2%       1.6%       1.5%
      Portfolio turnover
       rate                   19.6%      20.1%      25.5%      21.8%      39.4%      38.8%      30.7%      29.7%      47.8%
      Net assets, end of
       period (in
       thousands)        $1,450,774   $986,325   $912,418   $878,394   $745,833   $690,053   $808,780   $720,961   $665,689

                                             NAVIGATOR
                                               CLASS
Years Ended March 31,        1987         1996      1995(B)
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period  $15.34       $20.27     $18.76
      Net investment
       income                  .21          .43        .12
      Net realized and
       unrealized gain
       (loss) on
       investments            1.11         8.02       1.40
      Total from
       investment
       operations             1.32         8.45       1.52
      Distributions to
       shareholders from:
       Net investment
        income                (.20)        (.40)      (.01)
       Net realized gain
        on investments       (1.39)       (1.24)        --
      Total distributions    (1.59)       (1.64)      (.01)
      Net asset value,
       end of period        $15.07       $27.08     $20.27
      Total return(C)         9.89%       43.53%      8.11%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average
       net assets:
       Expenses               2.00%(E)     0.82%      0.82%(D)
       Net investment
        income                 1.5%         1.8%       1.8%(D)
      Portfolio turnover
       rate                   42.5%        19.6%      20.1%
      Net assets, end of
       period (in
       thousands)          $819,348     $52,332    $36,519

   (A) ALL SHARE AND PER SHARE FIGURES REFLECT THE 2-FOR-1 STOCK SPLIT EFFECTIVE JULY 29, 1991.
   (B) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0% THROUGH MAY 11, 1987 AND 0.95% THEREAFTER.
4

     TOTAL RETURN TRUST

                                                                          PRIMARY CLASS
Years Ended March 31,                1996      1995      1994      1993       1992     1991     1990     1989     1988     1987
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period                       $12.79    $13.54    $13.61    $11.64     $ 9.64   $10.03   $10.06   $ 8.86   $11.63   $10.78
      Net investment income            .48       .33       .36       .39(B)     .34      .28      .21      .15      .18      .18
      Net realized and unrealized
       gain (loss) on investments     3.69      (.19)      .24      1.89       1.91     (.31)     .15     1.18    (1.35)     .90
      Total from investment
       operations                     4.17       .14       .60      2.28       2.25     (.03)     .36     1.33    (1.17)    1.08
      Distributions to shareholders
       from:
       Net investment income          (.51)     (.29)     (.33)     (.31)      (.25)    (.29)    (.21)    (.13)    (.21)    (.19)
       Net realized gain on
        investments                     --      (.60)     (.34)       --         --     (.07)    (.18)      --    (1.39)    (.04)
      Total distributions             (.51)     (.89)     (.67)     (.31)      (.25)    (.36)    (.39)    (.13)   (1.60)    (.23)
      Net asset value, end of
       period                       $16.45    $12.79    $13.54    $13.61     $11.64   $ 9.64   $10.03   $10.06   $ 8.86   $11.63
      Total return(C)                33.23%     1.09%     4.57%    19.88%     23.59%   (0.05)%   3.48%   15.16%  (10.17)%  10.24%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                       1.95%(E)  1.93%(E)  1.94%(E)  1.95%(B,E) 2.34%(E) 2.50%(E) 2.39%(E) 2.40%(E) 2.30%(E) 2.40%(E)
       Net investment income           3.2%      2.5%      2.7%      3.1%(B)    3.1%     3.1%     2.0%     1.6%     1.9%     1.7%
      Portfolio turnover rate         34.7%     61.9%     46.6%     40.5%      38.4%    62.1%    39.2%    25.7%    50.1%    82.7%
      Net assets, end of period
       (in thousands)              $267,010  $194,767  $184,284  $139,034    $52,360  $22,822  $26,815  $30,102  $35,394  $47,028


                                        NAVIGATOR
                                          CLASS
Years Ended March 31,                 1996    1995(A)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of
       period                        $12.83   $12.66
      Net investment income             .62      .15
      Net realized and unrealized
       gain (loss) on investments      3.72      .25
      Total from investment
       operations                      4.34      .40
      Distributions to shareholders
       from:
       Net investment income           (.65)    (.06)
       Net realized gain on
        investments                      --     (.17)
      Total distributions              (.65)    (.23)
      Net asset value, end of
       period                        $16.52   $12.83
      Total return(C)                 34.67%    2.28%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
       Expenses                        0.94%    0.86%(D)
       Net investment income            4.2%     3.6%(D)
      Portfolio turnover rate          34.7%    61.9%
      Net assets, end of period
       (in thousands)                $7,058   $4,823

   (A) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (B) NET OF FEES WAIVED BY THE ADVISER IN EXCESS OF AN INDEFINITE VOLUNTARY EXPENSE LIMITATION OF 1.95% BEGINNING NOVEMBER 1, 1992.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0%.
                                                                               5

     SPECIAL INVESTMENT TRUST

                                                                         PRIMARY CLASS
Years Ended March 31,           1996       1995      1994      1993      1992      1991      1990      1989      1988      1987

PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period      $19.96    $21.56    $17.91    $17.00    $14.59    $13.58    $11.84    $10.14    $12.80    $11.53
      Net investment income         --      (.06)     (.11)      .03       .12       .18       .12       .06(B)    .13(B)     --(B)
      Net realized and
       unrealized gain (loss)
       on investments             5.60     (1.31)     3.93      1.66      2.83      2.42      1.70      1.65     (1.825)    1.51
      Total from investment
       operations                 5.60     (1.37)     3.82      1.69      2.95      2.60      1.82      1.71     (1.695)    1.51
      Distributions to
       shareholders from:
       Net investment income        --        --      (.03)       --      (.14)     (.27)     (.08)     (.01)     (.075)    (.02)
       Net realized gain on
        investments               (.47)     (.23)     (.14)     (.78)     (.40)    (1.32)       --        --       (.89)    (.22)
      Total distributions         (.47)     (.23)     (.17)     (.78)     (.54)    (1.59)     (.08)     (.01)     (.965)    (.24)
      Net asset value, end of
       period                   $25.09    $19.96    $21.56    $17.91    $17.00    $14.59    $13.58    $11.84    $10.14    $12.80
      Total return(C)            28.47%    (6.37)%   21.35%    10.50%    20.46%    21.46%    15.37%    16.99%   (14.18)%   13.39%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                   1.96%(E)  1.93%(E)  1.94%(E)  2.00%(E)  2.10%(E)  2.30%(E)  2.30%(E)  2.50%(E)  2.50%(E)  2.50%(E)
       Net investment income        --%     (0.2)%    (0.6)%     0.2%      0.8%      1.4%      1.0%      0.7%      1.0%       --
      Portfolio turnover rate     35.6%     27.5%     16.7%     32.5%     56.9%     75.6%    115.9%    122.4%    158.9%     77.0%
      Net assets, end of period
       (in thousands)          $792,240  $612,093  $565,486  $322,572  $201,772  $106,770  $68,240   $44,450   $43,611   $55,822


                                    NAVIGATOR
                                      CLASS
Years Ended March 31,            1996     1995(A)
PER SHARE OPERATING
 PERFORMANCE:
      Net asset value,
       beginning of period       $20.03   $19.11
      Net investment income         .09      .07
      Net realized and
       unrealized gain (loss)
       on investments              5.78      .85
      Total from investment
       operations                  5.87      .92
      Distributions to
       shareholders from:
       Net investment income       (.17)      --
       Net realized gain on
        investments                (.47)      --
      Total distributions          (.64)      --
      Net asset value, end of
       period                    $25.26   $20.03
      Total return(C)             29.85%    4.81%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net
       assets:
       Expenses                    0.88%    0.90%(D)
       Net investment income        1.0%     1.0%(D)
      Portfolio turnover rate      35.6%    27.5%
      Net assets, end of period
       (in thousands)            $35,731  $26,123

   (A) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1995.
   (B) EXCLUDES INVESTMENT ADVISORY FEES AND OTHER EXPENSES IN EXCESS OF A 2.5% ADVISER-IMPOSED EXPENSE LIMITATION.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) INCLUDES DISTRIBUTION FEE OF 1.0%.
6

     AMERICAN LEADING COMPANIES

                                                                     FOR THE SIX
                                                                     MONTHS ENDED             FOR THE YEARS ENDED MARCH 31,
      PRIMARY CLASS*                                              SEPTEMBER 30, 1996        1996          1995          1994(A)
                                                                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                               $12.23            $10.18        $ 9.69        $10.00
      Net investment income(B)                                             0.02              0.07          0.12          0.059
      Net realized and unrealized gain (loss) on investments               1.00              2.08          0.48         (0.344)
      Total from investment operations                                     1.02              2.15          0.60         (0.285)
      Distributions to shareholders from net investment income            (0.01)            (0.10)        (0.11)        (0.025)
      Net asset value, end of period                                     $13.24            $12.23        $10.18        $ 9.69
      Total return(C)                                                      8.34%            21.24%         6.24%        (2.86)%
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                        1.95%(D)          1.95%         1.95%          1.95%(D)
        Net investment income(B)                                           0.25%(D)          0.69%         1.21%          1.14%(D)
      Portfolio turnover rate                                             31.89%(D)          43.4%         30.5%          21.0%(D)
      Average commission rate paid(E)                                    $0.0630               --            --             --
      Net assets, end of period (in thousands)                           $80,789           $76,100       $59,985       $55,022

   (*) AS OF SEPTEMBER 30, 1996, THE NAVIGATOR CLASS OF SHARES HAD NOT COMMENCED
       OPERATIONS.
   (A) FOR THE PERIOD SEPTEMBER 1, 1993 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1994.
   (B) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 1.95% OF AVERAGE DAILY NET ASSETS. IF NO FEES HAD BEEN WAIVED BY THE MANAGER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD SEPTEMBER 1, 1993 TO MARCH 31, 1994 AND THE YEARS ENDED MARCH 31, 1995 AND MARCH 31, 1996 AND THE SIX MONTHS ENDED SEPTEMBER 30, 1996 WOULD HAVE BEEN 2.28%, 2.12%, 2.20%, AND 2.12%, RESPECTIVELY.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUND.
                                                                               7

     BALANCED TRUST

                                                                           OCTOBER 1, 1996(A)
                                                                                  TO
      PRIMARY CLASS*                                                       DECEMBER 31, 1996
                                                                              (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
      Net asset value, beginning of period                                       $10.00
      Net investment income(B)                                                     0.03
      Net realized and unrealized gain on investments                              0.35
      Total from investment operations                                             0.38
      Distributions to shareholders from net investment income                    (0.04)
      Net asset value, end of period                                             $10.34
      Total return                                                                 3.83%(C)
RATIOS/SUPPLEMENTAL DATA:
      Ratios to average net assets:
        Expenses(B)                                                                1.85%(D)
        Net investment income(B)                                                   2.50%(D)
      Portfolio turnover rate                                                      0.82%(D)
      Average commission rate paid(E)                                            $0.0628
      Net assets, end of period (in thousands)                                   $14,916

   (*) AS OF DECEMBER 31, 1996, THE NAVIGATOR CLASS OF SHARES HAS NOT COMMENCED
       OPERATIONS.
   (A) COMMENCEMENT OF OPERATIONS.
   (B) NET OF FEES WAIVED AND EXPENSES REIMBURSED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 1.85%. IF NO FEES HAD BEEN WAIVED BY THE MANAGER, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR THE PERIOD OCTOBER 1, 1996 TO DECEMBER 31, 1996 WOULD HAVE BEEN 3.67%.
   (C) NOT ANNUALIZED FOR PERIODS OF LESS THAN A FULL YEAR.
   (D) ANNUALIZED.
   (E) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUND.

PERFORMANCE INFORMATION
    From time to time the Funds may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value of an investment in the fund, including changes in share price and assuming reinvestment of dividends and other distributions. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns. For comparison purposes, each Fund's total return is compared with total returns of the Value Line Geometric Average, an index of approximately 1,700 stocks ("Value Line Index"), and the S&P 500, two unmanaged indexes of widely held common stocks. No adjustment has been made for any income taxes payable by shareholders.
    The investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns of each Fund would have been lower if the Advisers and/or Legg Mason had not waived certain fees for the fiscal years ended March 31, as follows: 1989 through 1996 for Value Trust; 1986 through 1995 for Total Return and 1986 through 1996 for Special Investment; and 1994 through 1996 for American Leading Companies. As of the date of this Prospectus, Balanced Trust has less than six months' operating history.
8

         Performance figures reflect past performance only and are not intended to and do not indicate future performance. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by calling your Legg Mason or affiliated investment executive or Legg Mason's Funds Marketing Department at 800-822-5544.
         Total returns as of March 31, 1996 are shown below.



                                                                                                   AMERICAN
                                                                  TOTAL RETURN      SPECIAL         LEADING   VALUE LINE   S&P STOCK
                                                    VALUE TRUST      TRUST      INVESTMENT TRUST   COMPANIES    INDEX        INDEX
CUMULATIVE TOTAL RETURN
  Primary Class:
    One Year                                          +42.09%        +33.23%          +28.47%        +21.24%      +21.19%    +32.09%
    Five Years                                       +126.03        +108.70           +94.29            N/A       +67.41     +98.15
    Ten Years                                        +181.74        +146.16          +209.91            N/A       +90.46    +269.15
    Life of Class -- Value Trust(A)                  +872.26                                                     +317.14    +806.32
    Life of Class -- Total Return Trust(B)                          +165.36                                      +125.97    +343.59
    Life of Class -- Special Investment Trust(C)                                     +257.33                     +116.60    +321.18
    Life of Class -- American Leading Companies(D)                                                   +25.13       +28.18     +49.11
  Navigator Class:
    One Year                                          +43.53         +34.67           +29.85            N/A       +21.19     +32.09
    Life of Class(E)                                  +55.17         +37.74           +36.10            N/A       +29.97     +47.09

AVERAGE ANNUAL TOTAL RETURN
  Primary Class:
    One Year                                          +42.09%        +33.23%          +28.47%        +21.24%      +21.19%    +32.09%
    Five Years                                        +17.72         +15.85           +14.21            N/A       +10.86     +14.66
    Ten Years                                         +10.91          +9.43           +11.98            N/A        +6.65     +13.95
    Life of Class -- Value Trust(A)                   +17.69                                                      +10.77     +17.10
    Life of Class -- Total Return Trust(B)                            +9.88                                        +8.19     +15.46
    Life of Class -- Special Investment Trust(C)                                      +13.22                       +7.83     +15.05
    Life of Class -- American Leading Companies(D)                                                    +9.06       +10.08     +16.72
  Navigator Class:
    One Year                                          +43.53         +34.67           +29.85            N/A       +21.19     +32.09
    Life of Class(E)                                  +39.00         +27.12           +25.99            N/A       +21.79     +33.66

   (A) INCEPTION OF VALUE TRUST -- APRIL 16, 1982.
   (B) INCEPTION OF TOTAL RETURN TRUST -- NOVEMBER 21, 1985.
   (C) INCEPTION OF SPECIAL INVESTMENT TRUST -- DECEMBER 30, 1985.
   (D) INCEPTION OF AMERICAN LEADING COMPANIES -- SEPTEMBER 1, 1993.
   (E) FOR THE PERIOD DECEMBER 1, 1994 (COMMENCEMENT OF SALE OF NAVIGATOR SHARES) TO MARCH 31, 1996.

         The S&P 500 and Value Line Index figures assume reinvestment of dividends paid by their component stocks. Unlike the figures presented for the Funds, the S&P 500 and Value Line Index figures do not include brokerage commissions and other costs of investing.
                                                                               9

      INVESTMENT OBJECTIVES AND POLICIES
          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Funds' Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.
          VALUE TRUST'S objective is long-term growth of capital. The Adviser believes that the Fund's objective can best be met through the purchase of securities that appear to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, book value, return on equity, or the long-term prospects for the companies in question.
          The Adviser believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.
          The Fund's policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with similar investment objectives. Such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or that have suffered a cyclical downturn in business. The Adviser believes, however, that purchasing securities depressed by temporary factors will provide investment returns superior to those obtained when premium prices are paid for issues currently in favor.
          The Fund invests primarily in companies with a record of earnings and dividends, reasonable return on equity, and sound finances. The Fund may from time to time invest in securities that pay no dividends or interest. Current dividend income is not a prerequisite in the selection of equity securities.
          The Fund normally invests primarily in equity securities. It may invest in debt securities, including government, corporate and money market securities, for temporary defensive purposes and, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of both foreign and domestic issuers of any maturity without regard to rating, and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities not rated investment grade, i.e., not rated at least BBB by Standard & Poor's ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          TOTAL RETURN TRUST'S objective is to obtain capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Adviser attempts to meet its objective by investing in dividend-paying common stocks, debt securities and securities convertible into common stocks which, in the opinion of the Adviser, offer potential for attractive total return. The Fund also invests in common stocks and securities convertible into common stocks which do not pay current dividends but which, in the Adviser's opinion, offer prospects for capital appreciation and future income.
          The Fund may invest in debt securities, including government, corporate and money market securities, consistent with its investment objective, during periods when or under circumstances where the Adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating and may invest its assets in such securities without regard to a percentage limit. The Adviser currently anticipates that under normal market conditions, the Fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities, and no more than 5% of its total assets in debt securities not rated investment grade, i.e., not rated at least BBB by S&P or Baa by Moody's or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
10

          SPECIAL INVESTMENT TRUST'S objective is capital appreciation. Current income is not a consideration. The Fund invests principally in equity securities, and securities convertible into equity securities, of companies with market capitalizations of less than $2.5 billion which the Adviser believes have one or more of the following characteristics:
          1. The companies generally are not closely followed by, or are out of favor with, investors, and which appear to be undervalued in relation to their long-term earning power or asset values. A security may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated developments affecting the issuer.
          2. The companies are experiencing unusual and possibly non-repetitive developments which, in the opinion of the Adviser, may cause the market values of the securities to increase. Such developments may include:
          (a) a sale or termination of an unprofitable part of the company's business;
          (b) a change in the company's management or in management's philosophy;
          (c) a basic change in the industry in which the company operates;
          (d) the introduction of new products or technologies; or
          (e) the prospect or effect of acquisition or merger activities.
          3. The companies are involved in actual or anticipated reorganizations or restructurings under the Bankruptcy Code. No more than 20% of the Fund's total assets may be invested in such securities.
          The Fund also invests in debt securities of companies having one or more of the characteristics listed above.
          Investments in securities with such characteristics may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. However, the Adviser believes that such investments also may offer greater than average potential for capital appreciation.
          Although the Fund primarily invests in companies with the characteristics described previously, the Adviser may invest in larger, more highly-capitalized companies when circumstances warrant such investments.
          The Adviser believes that the comparative lack of attention by investment analysts and institutional investors to small and mid-sized companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. The Fund's policy of investing primarily in the securities of smaller companies differs from the investment approach of many other mutual funds, and investment in such securities involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
          It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions. However, as a non-fundamental policy, the Fund will not invest more than 10% of its net assets in illiquid securities.
          The Fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings. Investments in such securities involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to sudden and erratic market movements and above-average price volatility. Such securities require active monitoring.
          The Fund invests primarily in equity securities and securities convertible into equities, but also purchases debt securities including government, corporate and money market securities. Up to 35% of the Fund's assets may be invested in debt securities not rated at least BBB by S&P, or Baa by Moody's, and securities unrated by those entities, deemed by the Adviser to be of comparable quality.
          When conditions warrant, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, deemed by the Adviser to be of comparable quality.
                                                                              11

          AMERICAN LEADING COMPANIES' investment objective is to provide long-term capital appreciation and current income consistent with prudent investment risk. The Fund seeks to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment, primarily in the common stocks of Leading Companies. The Fund intends to maintain for its shareholders a portfolio of securities which an experienced investor charged with fiduciary responsibility might select under the Prudent Investor Rule, as described in the trust laws or court decisions of many states, including New York. Under normal market conditions, the Fund will invest at least 75% of its total assets in a diversified portfolio of dividend-paying common stocks of Leading Companies that have market capitalizations of at least $2 billion. LMCM defines a "Leading Company" as a company that, in the opinion of LMCM, has attained a major market share in one or more products or services within its industry(ies), and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500. Additionally, LMCM's goal is to invest in companies having what LMCM believes is a reasonable price/earnings ratio, and it will favor those companies with well established histories of dividends and dividend growth rates. The Fund may also invest in companies having capitalizations above or below $2 billion which LMCM believes show strong potential for future market leadership, and in companies which LMCM believes, because of corporate restructuring or other changes, are undervalued based on their potential for future growth. There is always a risk that LMCM will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.
          While the Fund may invest in foreign securities, the Fund under normal market conditions intends to invest at least 65% of its total assets in domestic Leading Companies. "Domestic" company, for this purpose, means a company that has its principal corporate offices in the U.S. or that derives at least 50% of its revenues from operations in the U.S.
          The Fund's objective and policies require traditional investment management techniques that involve, for example, the evaluation and financial analysis of specific foreign and domestic issuers as well as economic and political analysis. The Fund's portfolio turnover rate is not expected to exceed 100%. Under normal circumstances, the Fund expects to own a minimum of 35 different securities. The Fund may also invest in common stocks and securities convertible into common stocks which do not pay current dividends but which offer prospects for capital appreciation and future income. The Fund may invest in when-issued securities, which may involve additional risks.
          During periods when LMCM believes the return on certain debt securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The Fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the Fund may invest will be rated at least A by S&P or Moody's, or deemed by LMCM to be of comparable quality.
          The Fund may invest up to 5% of its net assets in convertible securities. Many convertible securities are rated below investment grade or, if unrated, are considered comparable to securities rated below investment grade. The Fund does not intend to invest in convertible securities not rated at least Ba by Moody's or BB by S&P or, if unrated by those entities, deemed by the Adviser to be of comparable quality.
          BALANCED TRUST'S investment objective is to seek long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk. The Fund will invest in a combination of equity, debt and money market securities in attempting to achieve its objective. Under normal conditions, the Fund will invest no more than 75% of its assets in equity securities. Bartlett & Co. ("Bartlett"), as investment adviser, will emphasize investments in dividend-paying equity securities that, in the opinion of Bartlett, offer the potential for long-term growth, and in common stocks or securities convertible into common stock that do not pay current dividends but offer prospects for capital appreciation and future income.
          The Fund generally will invest at least 25% of its portfolio in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; commercial paper and other money market instruments rated not less than A-1, P-1 or F-1 by
12

      Moody's, S&P or Fitch Investors Services ("Fitch"), respectively; and repurchase agreements. No more than 5% of the Fund's total assets may be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities. If an investment grade security purchased by the Fund subsequently loses its investment grade rating, Bartlett will determine whether to retain that security in the Fund's portfolio. The Fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years.
          Balanced Trust is managed as a balanced fund and invests in equity and debt securities. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the Fund's assets invested in each type of security will vary from time to time in accordance with Bartlett's assessment of investment opportunities. It is currently anticipated that the Fund will invest an average of 60% of its total assets in common and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.
          The Fund may also acquire securities on a when-issued and delayed-delivery basis, and may purchase exchange-traded futures contracts on stock indices and options thereon. The Fund may use derivatives, such as options and futures, in its investment activities. No more than 15% of the Fund's net assets may be invested in illiquid securities. The Fund may also engage in reverse repurchase agreements.
          The portfolio turnover rate for the equity portion of the Fund's portfolio is estimated to be 50% and the portfolio turnover rate for the fixed income portion is estimated to be 120%. The Fund's portfolio turnover rate is not expected to exceed 80%.

      TYPES OF INVESTMENTS AND ASSOCIATED RISKS

      FOR EACH FUND:
          When cash is temporarily available, or for temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for each Fund by State Street Bank and Trust Company ("State Street"), the Funds' custodian, as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. Each Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Funds will enter into repurchase agreements only with financial institutions determined by each Fund's adviser to present minimal risk of default during the term of the agreement based on guidelines established by the Funds' Boards of Directors. A Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% (for Value Trust, Total Return Trust and Special Investment Trust) or 15% (for American Leading Companies and Balanced Trust) of its net assets would be invested in such agreements and other illiquid investments.
          The Funds may engage in securities lending. However, no Fund currently intends to loan securities with a value exceeding 5% of its net assets. For further information concerning securities lending, see the Statement of Additional Information.

      PREFERRED STOCK
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Value Trust, Total Return Trust and Special Investment Trust do not currently expect to invest more than 5% of net assets in preferred stock.
                                                                              13

      CONVERTIBLE SECURITIES
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

      U.S. GOVERNMENT SECURITIES
          U.S. government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States (e.g., certificates of the Government National Mortgage Association ("GNMA")); (2) the right of the issuer to borrow from the U.S. Treasury (e.g., Federal Home Loan Banks securities); (3) the discretionary authority of the U.S. Treasury to lend to the issuer (e.g., Federal National Mortgage Association ("FNMA") securities); and (4) solely the creditworthiness of the issuer (e.g., Federal Home Loan Mortgage Corporation ("FHLMC") securities). Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

      STRIPPED SECURITIES
          Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates.

      ZERO COUPON BONDS
          Zero coupon bonds make no cash interest payments but instead are issued at a significant discount from face value. Each year, a portion of the discount is attributed to bond holders as income. Because each Fund is required to pay out substantially all of its income each year, including income imputed to zero coupon bonds, a Fund may have to sell other holdings to raise cash necessary to make the payout.

      CLOSED-END INVESTMENT COMPANIES
          Each Fund may invest in the securities of closed-end investment companies. A Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      FOREIGN SECURITIES
          Each Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
          The Funds may also invest in ADRs, which are securities issued by banks evidencing their ownership of specific foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in
14

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      the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Although ADRs are denominated in U.S. dollars, the underlying security often is not; thus, the value of the ADR may be subject to exchange controls and variations in the exchange rate. The Funds may also invest in GDRs, which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.
          Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates that Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies will each invest no more than 25% of its total assets in foreign securities. Bartlett currently anticipates that Balanced Trust will not invest more than 10% of its total assets in foreign securities, either directly or through ADRs or GDRs.

      ILLIQUID SECURITIES
          Value Trust, Total Return Trust, and Special Investment Trust may each invest up to 10% of its net assets in illiquid securities. American Leading Companies and Balanced Trust may each invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Fund may have difficulty valuing or disposing of illiquid securities promptly. Securities that are freely tradable in their country of origin or in their principal market are not considered illiquid securities even if they are not registered for sale in the U.S.

      WHEN-ISSUED SECURITIES
          Each Fund may enter into commitments to purchase securities on a when-issued basis. A Fund may purchase when-issued securities because such securities are often the most efficiently priced and have the best liquidity in the bond market. As with the purchase of all securities, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. However, a Fund does not have to pay for the obligations until they are delivered to it, which is normally 7 to 15 days later, but could be considerably longer in the case of some mortgage-backed securities. To meet that payment obligation, that Fund will set aside cash or liquid, high-quality debt securities in an account with its custodian equal to the payment that will be due. Depending on market conditions, a Fund's when-issued purchases could cause its net asset value to be more volatile, because they will increase the amount by which that Fund's total assets, including the value of the when-issued securities held by it, exceed its net assets. A Fund may sell the securities subject to a when-issued purchase, which may result in a gain or loss.

      FUTURES AND OPTIONS TRANSACTIONS

VALUE TRUST, TOTAL RETURN TRUST AND SPECIAL INVESTMENT TRUST AND BALANCED TRUST:
          The Funds may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which each invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. A Fund may sell an interest rate futures contract to offset price changes of debt securities it already owns. This strategy is intended to minimize any price changes in the debt securities a Fund owns (whether increases or decreases) caused by interest rate changes, because the value of the futures contract would be expected to move in the opposite direction from the value of the securities owned by the Fund.
          Each Fund may purchase call options on interest rate futures contracts to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of such options is analogous to the purchase of call options on an individual debt security that can be used as a temporary substitute for a position in the security itself. The Funds may purchase put options on stock index futures contracts. This is analogous to the purchase of protective put options on individual stocks where a level of protection is sought below which no additional economic loss would be incurred by the Funds. The Funds may purchase and write options in combination with each other to adjust the risk and return of the overall position. For example, the Funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.
                                                                              15

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          The Funds may purchase put options to hedge sales of securities, in a manner similar to selling futures contracts. If stock prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its stock holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.
          The Funds may write put options as an alternative to purchasing actual securities. If stock prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If stock prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If stock prices fall, the Fund would expect to suffer a loss.
          By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund can expect to suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.
          The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a Fund would seek to mitigate the effects of a price decline. At the same time, when writing call options the Fund would give up some ability to participate in security price increases.
          The purchase and sale of options and futures contracts involve risks different from those involved with direct investments in securities, and also require different skills from the adviser in managing the Funds' portfolio. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments or in predicting interest rate changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that a Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and that a Fund may be unable to close out or liquidate hedged positions. In addition, the Funds will pay commissions and other costs in connection with such investments, which may increase each Fund's expenses and reduce its yield. A more complete discussion of the possible risks involved in transactions in options and futures contracts is contained in the Statement of Additional Information. Each Fund's current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange-traded options.
          A Fund will not enter into any futures contracts or related options if the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options the Fund has purchased would exceed 5% of the Fund's total assets. A Fund will not purchase futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          The Funds may also enter into forward foreign currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. A Fund may enter into these contracts for the purpose of hedging against risk arising from its investment in securities denominated in foreign currencies or when it anticipates investing in such securities. Forward currency contracts involve certain costs and risks, including the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts.

AMERICAN LEADING COMPANIES:
          The Fund may sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. A call option gives the purchaser the right to purchase the underlying security from the Fund at a specified price (the "strike price") during a specified period.
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      A call option is "covered" if, at all times the option is outstanding, the
      Fund holds the underlying security or a right to obtain that security at no additional cost. The Fund may purchase a call option for the purpose of closing out a short position in an option.
          The use of options involves certain risks. These risks include: (1) the fact that use of these instruments can reduce the opportunity for gain; (2) dependence on LMCM's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors; (3) imperfect correlation between movements in the price of options and movements in the price of the underlying securities;
      (4) the possible lack of a liquid secondary market for a particular option at any particular time; (5) the possibility that the use of cover involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other short-term obligations; and (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences. There can be no assurance that the use of options by the Fund will be successful. As a non-fundamental policy, the Fund will not sell a covered call option if, as a result, the value of the portfolio securities underlying all outstanding covered call options would exceed 25% of the value of the equity securities held by the Fund. See the Statement of Additional Information for a more detailed discussion of options strategies.

THE FOLLOWING DISCUSSION OF INVESTMENTS AND RISKS APPLIES ONLY TO BALANCED
TRUST:

      MUNICIPAL OBLIGATIONS
          Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.
          Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
          Municipal obligations also include municipal lease obligations. These obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. "Certificates of Participation" are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the lease purchase payments made.
          The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

      MORTGAGE-RELATED SECURITIES
          Mortgage-related securities represent interests in pools of mortgages. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the
                                                                              17
      underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. In determining the average maturity of the fixed income portion of the Fund, Bartlett must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

      GOVERNMENT MORTGAGE-RELATED SECURITIES
          GNMA pass-through securities are considered to have a very low risk of default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government -- regardless of whether they have been collected. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the effective maturity and market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in interest rate levels.
          FHLMC, a corporate instrumentality of the U.S. Government, issues mortgage participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC, not the U.S. Government, guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs.
          FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. Pass-through certificates issued by FNMA ("FNMA certificates") are guaranteed as to timely payment of principal and interest by FNMA, not the U.S. Government.

      PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES
          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are consid-ered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by FHLMC, FNMA, or GNMA or by pools of conventional mortgages.
          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Each class of obligations is scheduled to receive periodic interest payments according to the coupon rate on the obligations. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 obligations are scheduled to be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities, resulting in higher risks.
          The market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools.
18

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      CORPORATE DEBT SECURITIES
          Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for a Fund, the adviser reviews and monitors the creditworthiness of each issuer and issue. The adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

THE FOLLOWING DISCUSSION OF RISKS APPLIES TO EACH FUND AS NOTED:

      RISKS OF DEBT SECURITIES
          The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

      RISKS OF LOWER-RATED DEBT SECURITIES
          Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Debt securities rated C by Moody's and S&P are bonds on which no interest is being paid and which can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.
          Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. Lower-rated debt securities are also sometimes referred to as "junk bonds."
          The market for lower-rated debt securities has expanded rapidly in recent years. This growth has paralleled a long economic expansion. At certain times in the past, the prices of many lower-rated debt securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur.
          The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit a Fund's ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.
          The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities which they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one rating organization and below investment grade by the other, the adviser may rely on the rating that it believes is more accurate. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the adviser to determine, to the extent possible, that the planned investment is sound. Each Fund does not intend to invest in securities that are in default, or where, in the adviser's opinion, default appears likely.

      RISKS OF FUTURES AND OPTIONS TRANSACTIONS
          Each of Value Trust, Total Return Trust, Special Investment Trust and Balanced Trust can invest in futures and options transactions, including puts and calls. Because such investments "derive" their value from the value of the underlying security, index, or interest rate on which they are based, they are sometimes referred to as "derivative" securities. As explained in greater detail above, in the section titled "Futures and Options Transactions," such investments involve risks that are different from those presented by investing directly in the securities themselves. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the adviser is not successful in employing such instruments in managing a Fund's investments the Fund's performance will be worse than if the Fund did not make such investments.
          Although American Leading Companies may not invest in futures transactions, it may to a limited extent sell covered call options on any security in which it is permitted to invest for the purpose of enhancing income. American Leading
                                                                              19

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      Companies may not invest in any other form of option transaction. The particular risks of covered call options are also discussed above, in the section titled "Futures and Options Transactions."

INVESTMENT LIMITATIONS
          Each Fund has adopted certain fundamental investment limitations that, like its investment objective, can be changed only by a vote of the holders of a majority of the outstanding voting securities of the Fund. For these purposes a "vote of the holders of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of
      (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment limitations are set forth in the Statement of Additional Information under "Additional Information About Investment Limitations and Policies." Other Fund policies, unless described as fundamental, can be changed by action of the Board of Directors.
          The fundamental restrictions applicable to American Leading Companies include a prohibition on investing 25% or more of its total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason. (Legg Mason and Fairfield are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.)
          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.

      Purchase of Shares
          The minimum investment is $50,000 for the initial purchase of Navigator Shares and $100 for each subsequent investment. Each Fund reserves the right to change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 21. Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time.
          In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.
          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in the Funds. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

      Redemption of Shares
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their investment
20
      executives at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.
          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange, on any day when the Exchange is open, will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. However, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of the adviser, that Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.) The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          Each Fund will not be responsible for the authenticity of redemption instructions received by telephone, provided it follows reasonable procedures to identify the caller. Each Fund may request identifying information from callers or employ identification numbers. Each Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their investment executive for further instructions.
          Because of the relatively high cost of maintaining small accounts, a Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the investor will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED
          A shareholder account is established automatically for each investor. Any shares the investor purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm other than Fairfield, Legg Mason or their affiliates. The Funds no longer issue share certificates.
          Every shareholder of record will receive a confirmation of each new share transaction with a Fund. In addition, Legg Mason clients will receive a monthly statement, which will also show the total number of shares being held in safekeeping by the Funds' transfer agent for the account of the shareholder.
          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers. Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to a Fund on a timely basis.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Securities owned by each Fund for which market quotations are readily available are valued at current market value. In
                                                                              21
      the absence of readily available market quotations, securities are valued at fair value as determined by each Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund declares dividends to holders of Navigator Shares out of its investment company taxable income (which consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and net gains from foreign currency transactions annually. Special Investment Trust and American Leading Companies declare and pay dividends from investment company taxable income following the end of each taxable year. Each Fund also distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Shareholders may elect to:
          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;
          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.
          In certain cases, shareholders may reinvest dividends and other distributions in shares of another Navigator fund. A shareholder should contact its investment executive for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional shares.
          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If an investor elects to receive dividends or other distributions in cash, a check will be sent. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.

TAX TREATMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS
          Each Fund intends to continue to qualify (or to qualify in the case of Balanced Trust) for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.
          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to their shareholders (other than tax-exempt investors) as ordinary income to the extent of each Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares.
          Each Fund sends each shareholder a notice following the end of each calendar year specifying, among other things, the amounts of all ordinary income dividends and other distributions paid (or deemed paid) during that year.
          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's
22
      adjusted basis for the redeemed shares. An exchange of Navigator Shares for shares of any other Navigator fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege," below. If Fund shares are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.
          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.
          The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to federal income tax, an investor may also be subject to state, local or foreign taxes on distributions from the Funds, depending on the laws of its home state and locality. A portion of the dividends paid by the Funds attributable to direct U.S. government obligations is not subject to state and local income taxes in most jurisdictions. Each Fund's annual notice to shareholders regarding the amount of dividends identifies this portion. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends and capital gain distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their customers.
          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by its respective independent accountants/auditors.
          Shareholder inquiries should be addressed to "[insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476," or "[insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044."

EXCHANGE PRIVILEGE
          Holders of Navigator Shares are entitled to exchange them for a corresponding class of shares, provided the shares to be acquired are eligible for sale under applicable state securities laws.
          Investments by exchange into other Navigator funds are made at the per share net asset value next determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your investment executive. To effect an exchange by telephone, please call your investment executive with the information described in the section "How to Purchase and Redeem Shares," page 20. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of its Board of Directors.

ADVISER
          Pursuant to separate advisory agreements with Value Trust, Total Return Trust and Special Investment Trust (each an "Advisory Agreement"), which were approved by each respective Fund's Board of Directors, the Adviser, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to each of those Funds. The Adviser administers and acts as the portfolio manager for each Fund and has responsibility for the actual investment management of the Funds, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. The Adviser acts as adviser, manager or consultant to seventeen investment company portfolios which had aggregate assets under management of
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

      approximately $5.7 billion as of May 31, 1996. The Adviser's address is 111 South Calvert Street, Baltimore, Maryland 21202.
          William H. Miller, III co-managed Value Trust from its inception in 1982 to November 1990, when he assumed primary responsibility for the day-to-day management. Mr. Miller has been responsible for the day-to-day management of the Total Return Trust since November 1990. Nancy T. Dennin joined Mr. Miller as co-manager of the Total Return Trust on January 1, 1992. Mr. Miller has also been primarily responsible for the day-to-day management of the Special Investment Trust since its inception in 1985.
          Mr. Miller is a portfolio manager and President of the Adviser. Mr. Miller has been employed by the Adviser since 1982. Mrs. Dennin is a Vice President of the Adviser and has been employed by the Adviser since 1985. From 1985 through 1991, Mrs. Dennin analyzed various industries for the Adviser including financial services, retail, apparel and insurance.
          The Adviser receives for its services a management fee from each Fund attributable to the net assets of Navigator Shares, calculated daily and payable monthly. The Adviser receives a fee at an annual rate of 1.0% of the Value Trust's average daily net assets for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The Adviser receives from Total Return Trust, a management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Adviser receives from Special Investment Trust, a management fee at an annual rate of 1.0% of the average daily net assets of the Fund for the first $100 million of average net assets; 0.75% of average daily net assets between $100 million and $1 billion; and 0.65% of average daily net assets exceeding $1 billion. The management fee paid by each Fund is higher than fees paid by most other funds to their investment advisers. For the Total Return Trust, the Adviser has agreed to waive indefinitely its fees in any month to the extent the Total Return Trust's expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of 0.95% of the Fund's average daily net assets. During the fiscal year ended March 31, 1996, Value Trust paid a management fee of 0.77% of its average daily net assets, Total Return Trust paid a management fee of 0.75% of its average daily net assets, and Special Investment Trust paid a management fee of 0.82% of its average daily net assets.

MANAGER
          Pursuant to separate management agreements with American Leading Companies and Balanced Trust (each a "Management Agreement"), which were approved by the Investors Trust's Board of Directors, Legg Mason Fund Adviser, Inc. ("Manager"), a wholly owned subsidiary of Legg Mason, Inc., serves as the Funds' manager. The Funds pay the Manager, pursuant to the respective Management Agreements, a management fee equal to an annual rate of 0.75% of each Fund's average daily net assets and an annual rate of 0.75% of Balanced Trust's average daily net assets attributable to Navigator Shares. The management fees paid by the Funds are higher than fees paid by most other equity funds. Each Fund pays all its other expenses which are not assumed by the Manager. The Manager has agreed to waive its fees and to reimburse each Fund for its expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for American Leading Companies, 0.95% of average net assets indefinitely; and for Balanced Trust, 1.10% of average net assets until July 31, 1997. These agreements are voluntary and may be terminated by the Manager at any time.

LMCM
          LMCM, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to American Leading Companies pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. LMCM manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays LMCM a fee, computed daily and payable monthly, at an annual rate equal to 40% of the fee received by the Manager, or 0.30% of the Fund's average daily net assets attributable to Navigator Shares.
          LMCM has not previously advised a registered investment company. However, LMCM manages private accounts with a value as of May 31, 1996 of approximately $1.0 billion. The address of LMCM is 111 South Calvert Street, Baltimore, MD 21202.
          E. Robert Quasman is a Senior Investment Manager for LMCM and has been primarily responsible for the day-to-day management of American Leading Companies since October 1996. Prior to that, Mr. Quasman was Director of Research for Legg Mason for over six years.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates
24
      and under circumstances consistent with the policy of best execution.

BARTLETT
          Bartlett, a wholly owned subsidiary of Legg Mason, Inc., serves as investment adviser to Balanced Trust pursuant to the terms of an Investment Advisory Agreement with the Manager, which was approved by the Trust's Board of Directors. Bartlett manages the investment and other affairs of the Fund and directs the investments of the Fund in accordance with its investment objectives, policies and limitations. For these services, the Manager (not the Fund) pays Bartlett a fee, computed daily and paid monthly, at an annual rate equal to 66 2/3% of the fee received by the Manager, or 0.50% of the Fund's average daily net assets. Bartlett acts as adviser to individuals, corporations, pension and profit sharing plans and trust accounts, as well as to five investment company portfolios which had aggregate assets under management of approximately $2.4 billion as of May 31, 1996. The address of Bartlett is 36 East Fourth Street, Cincinnati, Ohio 45202.
          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage the Fund. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Director of its Fixed Income Group. He is a member of Bartlett's Management Committee and Investment Policy Committee. Mr. Uible has been employed by Bartlett since 1980. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. He is a member of Bartlett's Management Committee and Investment Policy Committee.

THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. Each Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares, including any compensation to its investment executives, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also assists BFDS with certain of its duties as transfer agent; for the year ended March 31, 1996, Legg Mason received from BFDS $228,000, $56,000, $189,000 and $22,000 for performing such services in connection with Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies, respectively.
          Fairfield Group, Inc., a wholly owned subsidiary of Legg Mason, Inc., is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield may sell Navigator Shares pursuant to a Dealer Agreement with the Funds' Distributor, Legg Mason. Neither Fairfield nor Legg Mason receives compensation from the Funds for selling Navigator Shares.
          The Chairman, President and Treasurer of each Fund are employed by Legg Mason.

DESCRIPTION OF EACH CORPORATION / TRUST AND ITS SHARES
          Value Trust, Total Return Trust, Special Investment Trust and Legg Mason Investors Trust, Inc. were established as Maryland corporations on January 20, 1982, May 22, 1985, October 31, 1985 and May 5, 1993,
      respectively. Value Trust has authorized capital of 200 million shares of common stock, par value $0.001 per share. Total Return Trust and Special Investment Trust each have authorized capital of 100 million shares of common stock, par value $0.001 per share. The Articles of the Investors Trust authorize issuance of one billion shares of par value $.001 per share of American Leading Companies and 250 million shares of par value $.001 per share of Balanced Trust. Each corporation may issue additional series of shares. Each Fund currently offers two Classes of
      Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one Class than another.
          The initial and subsequent investment minimums for Primary Shares are $1,000 and $100, respectively. Investments in Primary Shares may be made through a Legg Mason or affiliated investment executive, through the Future First Systematic Investment Plan or through automatic investment arrangements.
          Holders of Primary Shares bear distribution and service fees under Rule 12b-1 at the rate of 1.0% of the net assets attributable to Primary Shares of Special Investment Trust, Total Return Trust and American Leading Companies and 0.95% of the net assets attributable to Primary
                                                                              25

      Shares of Value Trust. Investors in Primary Shares may elect to receive dividends and/or capital gain distributions in cash through the receipt of a check or a credit to their Legg Mason account. The per share net asset value of the Navigator Shares, and dividends paid to Navigator shareholders, are generally expected to be higher than those of Primary Shares of the Fund, because of the lower expenses attributable to Navigator Shares. The per share net asset value of the Classes of Shares will tend to converge, however, immediately after the payment of ordinary income dividends. Primary Shares of the Funds may be exchanged for the corresponding Class of Shares of other Legg Mason funds. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the sales charge, determined on the same business day as redemption of the Fund shares the investors in Primary Shares wish to redeem.
          The Boards of Directors of the Funds do not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Boards will consider whether any such conflict exists and, if so, take appropriate action.
          Shareholders of each Fund are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of each Fund are fully paid and nonassessable and have no preemptive or conversion rights.
          Shareholders' meetings will not be held except where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). Each Fund will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to the Fund at 111 South Calvert Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon. The address of BFDS is P.O. Box 953, Boston, Massachusetts 02103.
          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.
26